RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: DLA Piper LLP (US) 444 West Lake Street, Suite 900 Chicago, Illinois 60606 Attention: Alison M. Mitchell	LOAN NO. 40305
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.
Property Address:    The Santal
7624 Tecoma Circle
Austin, Texas 78735

MODIFICATION OF LOAN AGREEMENT, NOTE, MORTGAGE AND OTHER LOAN DOCUMENTS
THIS MODIFICATION OF LOAN AGREEMENT, NOTE, MORTGAGE AND OTHER LOAN DOCUMENTS (this "Agreement") is made as of the 1st day of April, 2021, by and among SANTAL, L.L.C., a Delaware limited liability company ("Borrower"), STRATUS PROPERTIES INC., a Delaware corporation ("Guarantor"), and ACRE COMMERCIAL MORTGAGE 2017-FL3 LTD. ("Lender"), successor in interest to ACRC Lender LLC, a Delaware limited liability company ("Original Lender").
RECITALS
A.Original Lender made a loan to Borrower (the "Loan") in the original stated principal amount of Seventy-Five Million and no/100 Dollars ($75,000,000.00) pursuant to the terms and conditions of a Loan and Security Agreement dated as of September 30, 2019 (the "Loan Agreement"). The Loan is evidenced by a Note dated September 30, 2019 (the "Note") executed by Borrower made payable to Original Lender in the original amount of the Loan.
B.The Loan is secured by (i) a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Mortgage") dated as of September 30, 2019, executed by Borrower for the benefit of Original Lender and recorded on October 1, 2019 with the Official Public Records of Travis County, Texas as Document No. 219151610, which Mortgage encumbers the real property legally described on attached Exhibit A (the "Property"); (ii) a Guaranty dated as of September 30, 2019 executed by Guarantor in favor of Original Lender (the "Guaranty"); (iii) an Environmental Indemnity Agreement dated as of September 30, 2019 executed by Borrower and Guarantor in favor of Original Lender ("Environmental Indemnity"); and (iv) certain other loan documents (the Note, Mortgage, Guaranty, Environmental Indemnity, Loan Agreement and the other documents evidencing securing and guarantying the Loan, in their

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original form and as amended from time to time, are sometimes collectively referred to herein as the "Loan Documents").
C.Original Lender assigned its interest in the Loan Documents to Lender.
D.Borrower has requested that Lender agree to certain modifications to the Loan Documents as further specified hereinbelow, and Lender has agreed to such modifications, subject to the terms of this Agreement.
NOW, THEREFORE, in consideration of the Recitals set forth above, the agreements by Lender to modify the Loan Documents, as provided herein, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:
1.Affirmation of Recitals. The recitals set forth above are true and correct and are incorporated herein by this reference.
2.Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement.
3.Outstanding Principal Balance. On even date herewith, the outstanding principal balance of the Loan is $75,000,000.
4.Maturity Date. The "Maturity Date" is hereby extended until October 5, 2024 and therefore, all reference in the Loan Agreement, Note, Mortgage and other Loan Documents to the Maturity Date shall mean October 5, 2024. Borrower's right to extend the Maturity Date pursuant to Rider 1.1.4 of the Loan Agreement is hereby deleted in its entirety.
5.Interest Rate. Effective as of the April 15, 2021 (i.e. the commencement of next Interest Period), the definition of Interest Rate shall be:
"Interest Rate" means: The per annum rate equal to LIBOR (or, if applicable, the Replacement Index plus the Rate Spread) plus 325 Basis Points; provided that at no time shall the Interest Rate ever be less than 3.40% per annum. The Interest Rate shall be adjusted on each Determination Date, provided that the Interest Rate for the first Interest Period shall be set on the date that is two (2) London Business Days prior to the Closing Date.
6.Amortization. The Loan Agreement is hereby amended to (a) delete the last sentence of Section 2.3.1(a) of the Loan Agreement and (b) delete "and any Minimum Amortization Payment" in Section 2.6(b) of the Loan Agreement.
7.Lockout Period. The definition of Lockout Period is hereby amended to replace "April, 2020" with "June, 2022".
8.Prepayment Fee/Closed Period Prepayment Fee: For the avoidance of doubt, the Prepayment Fee is $0 and the Closed Period Prepayment Fee shall continue to have the meaning set forth on Schedule 1.2 of the Loan Agreement.

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9.Events of Default. Section 7.1(k) is hereby deleted in its entirety and replaced with the following:
"(k)  the dissolution, termination or merger of Borrower, or any Authorizing Entity (other than a merger by Guarantor in which Guarantor is the surviving entity in such merger);"
10.Prohibitions on Conveyances. Section 5.1.6(a) of the Loan Agreement is hereby amended to replace the last sentence of Section 5.1.6(a) with the following:
"The foregoing shall not, however, prohibit the issuance and trading of the public stock of Guarantor, or the change in Control of Guarantor as the result of the trading of the public stock of Guarantor."
11.Representations and Warranties of Borrower. Borrower hereby represents, covenants and warrants to Lender as follows:
(a)The representations and warranties in the Loan Agreement, the Mortgage and the other Loan Documents are true and correct in all material respects as of the date hereof.
(b)There is currently no Event of Default under the Note, the Loan Agreement, the Mortgage or the other Loan Documents and Borrower does not have knowledge of any event or circumstance which with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Note, the Loan Agreement, the Mortgage or the other Loan Documents.
(c)The Loan Documents are in full force and effect and, following the execution and delivery of this Agreement, the Loan Documents continue to be the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, other debtor relief laws and general principles of equity.
(d)There has been no material adverse change in the financial condition of Borrower, Guarantor or any other party whose financial statement has been delivered to Lender in connection with the Loan from the date of the most recent financial statement received by Lender.
(e)As of the date hereof, Borrower has no claims, counterclaims, defenses or set-offs with respect to the Loan or the Loan Documents as modified herein.
(f)Borrower validly exists under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement by Borrower and the performance by Borrower of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

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12.Title Policy. As a condition precedent to the agreements contained herein, Borrower shall, at Borrower's sole cost and expense, cause the title company that issued the title insurance policy insuring the Mortgage (the "Title Policy") to issue an endorsement to the Title Policy under Procedural Rule P-9b(3) of the applicable title insurance rules and regulations, in form and content acceptable to Lender, stating that the company issuing said Title Policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement.
13.Reaffirmation of Guarantor Documents. Guarantor hereby ratifies and affirms the Guaranty and the Environmental Indemnity (collectively, the "Guarantor Documents") and agrees that each of the Guarantor Documents is in full force and effect following the execution and delivery of this Agreement. To Guarantor's actual knowledge, the representations and warranties of Guarantor as contained in the Guarantor Documents are, as of the date hereof, true and correct and Guarantor does not have actual knowledge of any default thereunder. Each of the Guarantor Documents continues to be the valid and binding obligations of Guarantor, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, other debtor relief laws and principles of equity, and Guarantor has no claim or defense to the enforcement of the rights and remedies of Lender thereunder, except as specifically provided otherwise in the Guarantor Documents. The execution and delivery of this Agreement by Guarantor and the performance by Guarantor of its respective obligations under the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Guarantor. This Agreement has been duly executed and delivered on behalf of Guarantor.
14.Loan Fees and Expenses. Borrower and Lender hereby agree to pay their own legal costs and expenses incurred in connection with this Agreement.
15.Release of Claims. Borrower, Guarantor and any other obligors, on behalf of themselves and their respective successors and assigns (collectively and individually, "Borrower Parties"), hereby fully, finally and completely RELEASE AND FOREVER DISCHARGE  Lender and its successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, servicers, attorneys, agents and properties, past, present and future, and their respective heirs, successors and assigns (collectively and individually, "Lender Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future, which Borrower Parties have as of the date of this Agreement or may claim to have against Lender Parties arising out of or with respect to any and all transactions relating to the Loan or the Loan Documents occurring on or before the date of this Agreement, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender Parties occurring on or before the date of this Agreement.  The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender Parties arising or occurring on or before

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the date of this Agreement.  Borrower Parties understand and agree that the foregoing general release is in consideration for the agreements of Lender contained herein and that they will receive no further consideration for such release.
16.Miscellaneous.
(a)An default hereunder shall be an "Event of Default" under Section 7.1(n) of the Loan Agreement.
(b)This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to its conflict of law principles.
(c)This Agreement shall not be construed more strictly against Lender than against Borrower or Guarantor merely by virtue of the fact that the same has been prepared by counsel for Lender, it being recognized that Borrower, Guarantor and Lender have contributed substantially to the preparation of this Agreement, and Borrower, Guarantor and Lender each acknowledge and waive any claim contesting the existence and adequacy of the consideration given by the other in entering into this Agreement. Each of the parties to this Agreement represent that it has been advised by its respective counsel of the legal and practical effect of this Agreement and recognizes that it is executing and delivering this Agreement, intending thereby to be legally bound by the terms and provisions thereof, of its own free will, without promises or threats or the exertion of duress upon it. The Borrower, Lender and Guarantor hereto state that they have read and understand this Agreement, that they intend to be legally bound by it and that they expressly warrant and represent that they are duly authorized and empowered to execute it.
(d)The execution of this Agreement by Lender shall not be deemed to constitute Lender a venturer or partner of or in any way associated with Borrower or Guarantor nor shall privity of contract be presumed to have been established with any third party.
(e)Borrower, Guarantor and Lender acknowledge that there are no other understandings, agreements or representations, either oral or written, express or implied, with respect to the Loan that are not embodied in the Loan Documents and this Agreement, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of Borrower, Guarantor and Lender with respect to the Loan; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Agreement. Except as expressly modified hereby, the terms of the Loan Documents are and remain unmodified and in full force and effect.
(f)This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.
(g)Any references to the Note, the Mortgage, the Loan Agreement or the Loan Documents, contained in any of the Loan Documents shall be deemed to refer to the Note, the Mortgage, the Loan Agreement and the other Loan Documents as amended hereby. This Agreement shall be deemed a "Loan Document" and accordingly, the definition of the term "Loan Documents" appearing in the Loan Documents is hereby amended to include,

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in addition to the documents already covered thereby, this Agreement. The paragraph and section heading used herein are for convenience only and shall not limit the substantive provisions hereof. All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders. Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.
(h)This Agreement may be executed in one or more counterparts, all of which, when taken together, shall constitute one original Agreement.
(i)Time is of the essence of each of Borrower's obligations under this Agreement.
(j)All of the Property shall remain in all respects subject to the lien, charge and encumbrance of the Mortgage and the other Loan Documents, and, nothing herein contained and nothing done pursuant hereto shall affect the lien, charge or encumbrance of the Mortgage or the priority thereof with respect to other liens, charges, encumbrances or conveyances, or release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Loan Documents.
(k)If one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.
17.No Novation. THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY BORROWER UNDER OR IN CONNECTION WITH THE NOTE, THE MORTGAGE, OR ANY OF THE OTHER LOAN DOCUMENTS. FURTHER, THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO AFFECT THE PRIORITY OF ANY OF LENDER'S LIENS IN ANY OF THE COLLATERAL SECURING THE NOTE IN ANY WAY, INCLUDING WITHOUT LIMITATION, THE LIENS, SECURITY INTERESTS AND ENCUMBRANCES CREATED BY THE MORTGAGE AND THE OTHER LOAN DOCUMENTS.

[signature page to follow]

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[Signature Page to Modification of Loan Agreement, Note, Mortgage and Other Loan Documents]
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
BORROWER:
SANTAL, L.L.C., a Delaware limited liability company
By:    STRS L.L.C., a Delaware limited liability company, Manager
By:    Stratus Properties Inc., a Delaware corporation, Sole Member
By: /s/ Erin D. Pickens
Name: Erin D. Pickens
Its: Senior Vice President
GUARANTOR:
STRATUS PROPERTIES INC., a Delaware corporation
By: /s/ Erin D. Pickens
Name: Erin D. Pickens
Its: Senior Vice President

[Signature Page to Modification of Loan Agreement, Note, Mortgage and Other Loan Documents]

LENDER:

ACRE COMMERCIAL MORTGAGE 2017-FL3 LTD.
By:     Ares Commercial Real Estate Servicer LLC, as special servicer

By /s/ Anton Feingold
Name: Anton Feingold
Its: Vice President

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BORROWER'S ACKNOWLEDGMENT

STATE OF TEXAS        )
)
COUNTY OF TRAVIS    )
I, Connie J. Carley, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY that Erin D. Pickens, as Senior Vice President of Stratus Properties Inc., a Delaware corporation, the Sole Member of STRS L.L.C., a Delaware limited liability company, the Manager of SANTAL, L.L.C., a Delaware limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged to me that she, being thereunto duly authorized, signed and delivered said instrument as the free and voluntary act of said Erin D. Pickens and as her own free and voluntary act, for the uses and purposes set forth therein.
GIVEN under my hand and notarial seal this 30th day of March, 2021.
/s/ Connie J. Carley
Notary Public
[SEAL]

My Commission expires:
1-22-2023

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GUARANTOR'S ACKNOWLEDGMENT

STATE OF TEXAS        )
)
COUNTY OF TRAVIS    )
I, Connie J. Carley, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY that Erin D. Pickens, as Senior Vice President of STRATUS PROPERTIES INC., a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged to me that she, being thereunto duly authorized, signed and delivered said instrument as the free and voluntary act of said Erin D. Pickens and as her own free and voluntary act, for the uses and purposes set forth therein.
GIVEN under my hand and notarial seal this 30th day of March, 2021.
/s/ Connie J. Carley
Notary Public
[SEAL]

My Commission expires:
1-22-2023

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LENDER'S ACKNOWLEDGMENT

STATE OF ILLINOIS    )
)
COUNTY OF COOK        )
I, Marina Hartnett, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY that Anton Feingold, as Vice President of Ares Commercial Real Estate Servicer LLC, the special servicer of ACRE COMMERCIAL MORTGAGE 2017-FL3 LTD., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged to me that he/she, being thereunto duly authorized, signed and delivered said instrument as the free and voluntary act of said LLC and as his/her own free and voluntary act, for the uses and purposes set forth therein.
GIVEN under my hand and notarial seal this 25th day of March, 2021.
/s/ Marina Hartnett
Notary Public
[SEAL]

My Commission expires:
12-30-24

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EXHIBIT A
LEGAL DESCRIPTION
TRACT 1: Lot 4, Block B, BARTON CREEK SECTION N, BLOCK B, LOT 4, a subdivision in Travis County, Texas, according to the map or plat recorded under Document No. 201400316 of the Official Public Records of Travis County, Texas.
TRACT 2: Easement Estate for inspection, monitoring, operation, maintenance, replacement, upgrade and repair of drainage facilities created by that certain Declaration of Easements and Restrictive Covenants Regarding the Maintenance of Drainage Facilities for Barton Creek Section N Regional Detention Pond dated November 21, 2014, recorded under Document No. 2014188331 of the Official Public Records of Travis County, Texas, upon and across that certain tract or parcel of land described and depicted therein containing 9.201 acres, more or less, situated in the John McAllister Survey No. 71, Travis County, Texas.
TRACT 3: Easement Estate for inspection, monitoring, operation, maintenance, replacement, upgrade and repair of drainage facilities created by that certain Declaration of Easements and Restrictive Covenants Regarding the Maintenance of Drainage Facilities for Barton Creek Section N Irrigation Field dated November 21, 2014, recorded under Document No. 2014188330 of the Official Public Records of Travis County, Texas, upon and across that certain tract or parcel of land described and depicted therein containing 3.952 acres, more or less, situated in the John McAllister Survey No. 71, Travis County, Texas.
TRACT 4: Easement Estate created by that certain Drainage Easement Agreement, made by Stratus Properties Operating Co., L.P., a Delaware limited partnership, in favor of Santal, L.L.C., a Delaware limited liability company, recorded September 27, 2019 under Document No. 2019150435 of the Official Public Records of Travis County, Texas, upon and across that certain tract or parcel of land described and depicted therein containing 4.862 acres, more or less, situated in the John McAllister Survey No. 71, Travis County, Texas.
TRACT 5: Easement Estate for stormwater drainage and detention created by that certain Master Declaration of Covenants, Conditions and Restrictions, Barton Creek Commercial dated December 10, 2014, by Stratus Properties Operating Co., L.P., a Delaware limited partnership, recorded under Document No. 2014185935 of the Official Public Records of Travis County, Texas, as amended by that certain First Amendment to Master Declaration of Covenants, Conditions and Restrictions, Barton Creek Commercial, recorded September 27, 2019 under Document No. 2019150479 of the Official Public Records of Travis County, Texas, as amended by that certain Supplemental Covenant and Notice of Designation of Unit Budget Share by Stratus Properties Operating Co., L.P., recorded September 27, 2019 under Document No. 2019150528 of the Official Public Records of Travis County, Texas, upon and across that certain tract or parcel of land described in Exhibit A-1 therein as 617.223 acres, more or less, situated in the John D. McAllister Survey No. 71, the John L. Bray Survey No. 71 and the Wm. S. Wallace Survey No. 67, Travis County, Texas.
Exhibit A-1
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